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                                                                  Exhibit 10.59

                 AMENDMENT NUMBER THREE TO EMPLOYMENT AGREEMENT

         This AMENDMENT NUMBER THREE TO EMPLOYMENT AGREEMENT, (the "AMENDMENT") is effective as of November 11, 1999 (the "EFFECTIVE DATE"), between STAR TELECOMMUNICATIONS, INC., a Delaware corporation (the "COMPANY") and DAVID VAUN CRUMLY (the "EMPLOYEE").

RECITALS:

         A. The Company (or STAR Vending, Inc. a Nevada corporation, predecessor in interest to the Company) and Employee are parties to that certain Employment Agreement effective January 1, 1996, as amended by Amendment Number One to Employment Agreement effective as of November 11, 1997 and by Amendment Number Two to Employment Agreement effective as of April 21, 1999 (collectively the "Employment Agreement"), pursuant to which Employee is employed by the Company.

         B. The parties desire to modify certain terms of the Employment Agreement, as set forth in this Amendment.

AGREEMENT:

         NOW, THEREFORE, the parties agree to amend the Employment Agreement as follows:

         1. DEFINED TERMS. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Employment Agreement. From and after the date hereof, the term "Agreement" as used in the Employment Agreement will mean the Employment Agreement as amended by this Agreement, unless and until such Employment Agreement may again be amended.

         2. AMENDMENT OF EXHIBITS A, B AND D. Exhibits A, B and D are hereby amended in their entirety as set forth in Exhibits A, B and D attached hereto and incorporated herein.

         3. CONFIRMATION. Except as specifically amended by the Amendment, the Employment Agreement will continue unchanged, and the terms and conditions of the Employment Agreement, as amended by this Amendment, are ratified and confirmed.

[signature page to follow]

Third Amendment to Employment Agreement
Page 1


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         IN WITNESS WHEREOF, that parties have executed this Amendment effective as of the date first set forth above.

                                      "COMPANY"

                                      STAR TELECOMMUNICATIONS, INC.,

                                      A Delaware corporation

                                      By:
                                         ---------------------------------------
                                             Mary Casey
                                             President

                                      "EMPLOYEE"

                                         ---------------------------------------
                                      David Vaun Crumly


Third Amendment to Employment Agreement
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